UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 1, 2016 (June 30, 2016)

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1621 Fiske Place
Oxnard, California	93033
(Address of Principal Executive Offices)	(Zip Code)

(805) 639-9458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Exchange Agreements

On June 30, 2016, Clean Diesel Technologies, Inc. entered into a Letter Agreement (the “Kanis Exchange Agreement”) with Kanis S.A., a British Virgin Islands corporation (“Kanis”), pursuant to which we agreed to an exchange with Kanis of an aggregate of $7,500,000 in principal amount of promissory notes and other indebtedness (collectively, the “Kanis Notes”) held by Kanis, plus accrued but unpaid interest, for a number of shares of our common stock equal to (a) the principal amount of the Kanis Notes plus the accrued but unpaid interest thereon through and including the date of the settlement of the exchange contemplated by the Kanis Exchange Agreement, divided by (b) $0.3243.

On the same date, we entered into a Letter Agreement (the “Bell Exchange Agreement”) with Lon E. Bell, one of our directors, pursuant to which we agreed to an exchange with Mr. Bell of the entire $500,000 in principal amount of that certain Convertible Promissory Note, dated April 11, 2016 and amended and restated as of May 18, 2016 (the “Bell Note”), plus accrued but unpaid interest, for a number of shares of our common stock equal to (a) the principal amount of the Bell Note plus the accrued but unpaid interest thereon through and including the date of the settlement of the exchange contemplated by the Bell Exchange Agreement, divided by (b) $0.3243.

The transactions contemplated by each of the Kanis Exchange Agreement and the Bell Exchange Agreement are subject to the approval of our stockholders.

The foregoing description of the Kanis Exchange Agreement and the Bell Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements. A copy of the Kanis Exchange Agreement and the Bell Exchange Agreement are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Note Purchase Agreement and Convertible Notes

On June 30, 2016, we also entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Haldor Topsøe A/S, a company organized under the laws of Denmark (“Haldor Topsøe”), pursuant to which we agreed to sell and issue (i) a Senior Convertible Promissory Note (the “Senior Note”) in the principal amount of $750,000 and (ii) a Convertible Promissory Note (the “Note”, and with the Senior Note, the “Convertible Notes”) in the principal amount of $500,000, each of which is convertible into our equity securities.

The Convertible Notes provide for interest at a rate of 8% per annum, mature on December 31, 2016 (the “Maturity Date”) and bear no prepayment penalty. The Convertible Notes provide that they shall at no time be convertible into more than 3,896,750 shares (subject to adjustment for stock splits, reverse stock splits, and similar events) of our common stock and/or other securities convertible or exercisable for such number of shares of our common stock.

The Convertible Notes permit Haldor Topsøe to convert the principal balance of the Convertible Notes into shares of our common stock at a fixed conversion price of $0.3243 per share (the “Conversion Price”) at any time.  In addition, the Senior Note permits Haldor Topsøe to convert the principal balance of the Senior Note into equity securities that we may issue in a future financing at the same price and on the same terms at which we sell equity securities in such future financing.

We have the right to mandatorily convert the Convertible Notes on the following terms:

•                  Note:  So long as our common stock continues to be listed on The Nasdaq Stock Market, LLC (“NASDAQ”) and we are not in default under the Note, we have the right to mandatorily convert the principal balance of the Note into shares of our common stock at the Conversion Price at any time before payment and following the date of conversion of the Kanis Notes into our common stock; and

•                  Senior Note: So long as our common stock continues to be listed on NASDAQ, we are not in default under the Note, and the Kanis Notes have been converted into our common stock, upon consummation of a Qualified Financing we have the right to mandatorily convert the principal balance of the Senior Note into the equity securities we issue in the Qualified Financing at the same price and on the same terms at which we sell such equity securities in the Qualified Financing.  A “Qualified Financing” means equity or equity-linked financing in which we receive aggregate gross proceeds of at least $5,000,000 (including the principal amount of the Senior Note converted in such financing).

Accrued interest under the Convertible Notes is not convertible into our equity securities and any interest that has accrued on principal amount converted into equity securities will be paid in cash at the time of such conversion.

Pursuant to the Note Purchase Agreement, we have agreed, if requested by Haldor Topsøe, to expand the size of our board of directors (the “Board”) by one member and appoint one person designated by Haldor Topsøe. Thereafter, until the later of (i) the date that the Convertible Notes have been paid in full or (ii) if 100% of the principal amount of the Convertible Notes have been converted into our common stock and/or other equity securities, the date Haldor Topsøe no longer owns at least eighty percent (80%) of such securities, the Board shall include one person designated by Haldor Topsøe in the Board’s slate of nominees to be submitted to stockholders at each meeting of stockholders of the Company where directors are to be elected.

The foregoing description of the Note Purchase Agreement and the Convertible Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such documents. A copy of the Note Purchase Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Senior Note is attached as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Note is attached as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by reference.

Subordination Agreement

Concurrently with the execution of the Note Purchase Agreement, Kanis executed a Debt Subordination Agreement (the “Subordination Agreement”), dated June 30, 2016, pursuant to which Kanis agreed to subordinate our obligations under that certain Promissory Note in favor of Kanis, dated as of April 1, 2016, in the initial principal amount of $2,000,000, to the payment to Haldor Topsøe of all indebtedness under the Senior Note. At the time of execution of the Subordination Agreement, we and Haldor Topsøe executed a consent to and approval of the Subordination Agreement.

The foregoing description of the Subordination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subordination Agreement. A copy of the Subordination Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The disclosure under Item 1.01 is incorporated herein by reference to the extent required.

Item 3.01                                           Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 is incorporated herein by reference to the extent required.

The Convertible Notes were offered and sold to Haldor Topsøe, an accredited investor, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.  Haldor Topsøe represented its intention to acquire the Convertible Notes for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends will be placed upon any stock certificates issued upon conversion of the Convertible Notes, to the extent required. The offer and sale of the Convertible Notes were made without any general solicitation or advertising.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                        Letter Agreement, dated June 30, 2016, between the Registrant and Kanis S.A.

10.2                        Letter Agreement, dated June 30, 2016, between the Registrant and Lon E. Bell, Ph.D.

10.3                        Debt Subordination Agreement, dated June 30, 2016, between the Registrant, Kanis S.A. and Haldor Topsøe A/S.

10.4                        Note Purchase Agreement, dated June 30, 2016, between the Registrant and Haldor Topsøe A/S.

10.5                        Senior Convertible Promissory Note of Clean Diesel Technologies, Inc., in the principal amount of $750,000, dated June 30, 2016.

10.6                        Convertible Promissory Note of Clean Diesel Technologies, Inc., in the principal amount of $500,000, dated June 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2016	CLEAN DIESEL TECHNOLOGIES, INC.

	By:	/s/ Matthew Beale
Matthew Beale
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement, dated June 30, 2016, between the Registrant and Kanis S.A.

10.2	Letter Agreement, dated June 30, 2016, between the Registrant and Lon E. Bell, Ph.D.

10.3	Debt Subordination Agreement, dated June 30, 2016, between the Registrant, Kanis S.A. and Haldor Topsøe A/S.

10.4	Note Purchase Agreement, dated June 30, 2016, between the Registrant and Haldor Topsøe A/S.

10.5	Senior Convertible Promissory Note of Clean Diesel Technologies, Inc., in the principal amount of $750,000, dated June 30, 2016.

10.6	Convertible Promissory Note of Clean Diesel Technologies, Inc., in the principal amount of $500,000, dated June 30, 2016.